Exhibit 99.2

Chang G. Park, CPA, Ph. D.

t 2667 CAMINO DEL RIO S. SUITE B t SAN DIEGO t CALIFORNIA 92108t

t TELEPHONE (858)722-5953 t FAX (858761-0341  t FAX (858) 764-5480

t E-MAIL changgpark@gmail.com t

___________________________________________________________________________________________

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Splint Decisions, Inc.

We have audited the accompanying balance sheet of Splint Decisions Inc. (the “Company”) as of December 31, 2010 and the related statements of operation, changes in shareholders’ equity and cash flow for the period from September 21, 2010 to December 31, 2010. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Splint Decisions Inc. as of December 31, 2010 and the results of its operation and its cash flow for the period from September 21, 2010 to December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ Chang G. Park

CHANG G. PARK, CPA

March 14, 2011

San Diego, CA. 92108

Member of the California Society of Certified Public Accountants

Registered with the Public Company Accounting Oversight Board

Splint Decisions, Inc
Balance Sheet
December 31, 2010

ASSETS

Current Assets
Cash	$2,365

Total Current Assets	2,365

TOTAL ASSETS	$2,365

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Loan Payable	$10,021

Total Current Liabilities	10,021

Total Liabilities	10,021

Stockholders' Equity

Common stock, ($0.001 par value, 1,000 shares
authorized; 1,000 shares issued and outstanding	2
Additional paid-in capital
Earnings (deficit) accumulated	(7,657)

Total Stockholders' Equity	(7,655)

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY	$2,365

Splint Decisions, Inc
Statement of Operations
For the Period from September 21 to December 31, 2010

Revenues

Revenues	$260

Total Revenues	260

Cost of Good Sold	12
Gross Profit	247

Operating expense

Incorporation fees	4,604
Professional fees	3,000
Administrative expenses	301

Total Operating Costs	7,905

Income from Operation	(7,657)

Other Income & (Expenses)	-

Net Income (Loss)	$(7,657)

Basic earnings per share	$(7.66)

Weighted average number of
common shares outstanding	1,000

Splint Decisions, Inc.
Statement of Changes in Stockholders' Equity (Deficit)
For the Period from September 21 to December 31, 2010

		Common	Additional	Earning
	Common	Stock	Paid-in	(Deficit)
	Stock	Amount	Capital	Accumulated	Total

Balance, September 21, 2010	-	$-	$-	$-	-

Common Stock Issued, September 27, 2010	1000	2	-	-	2
Net Loss, December 31, 2010	-	-	-	(7,657)	(7,657)

Balance, December 31, 2010	1,000	$2	$-	$(7,657)	(7,655)

Splint Decisions, Inc.
Statement of Cash Flows
For the Period from September 21 to December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$(7,657)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation	-

Changes in operating assets and liabilities:	-

Net cash provided by (used in) operating activities	(7,657)

CASH FLOWS FROM INVESTING ACTIVITIES	-

Net cash provided by (used in) investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES

Loan payable	10,021
Proceeds from sale of common stock	2

Net cash provided by (used in) financing activities	10,023

Net increase (decrease) in cash	2,365

Cash at beginning of period	-

Cash at end of period	$2,365
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during year for :

Interest	$-

Income Taxes	$-

SPLINT DECISIONS INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 1 -- NATURE OF BUSINESS

Splint Decisions Inc. (the “Company”) was incorporated on September 21, 2010 under the laws of the State of California. The Company intends to develop, produce, and market technologies and cost-effective therapeutic modalities for the treatment and prevention of common neurologic, sleep, and tempromandibular disorders.

Effective September 30, 2010 the Company entered into an exclusive licensing agreement to market a multi-diagnostic, multi-therapeutic one-step mouthpiece system. This product is the “Total Splint System” (patent-pending), a multi-purpose, provisionally permanent chair-side splint system. The “Total Splint System” is professionally fabricated and delivered by a licensed dental practitioner in one office visit. The “Total Splint System” may be configured to provide any one of several therapeutic and/or protective applications. The term of the license will be for the life of the eventual patents, and any renewals. The term of the license of the associated trademarks will continue indefinitely.

The Company’s business is considered as operating in one segment based upon the Company’s organizational structure. The Company has no subsidiaries. Management intends to market this product in the United States and internationally.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Accounts Receivable

There are no accounts receivable at December 31, 2010, and therefore no allowance for doubtful accounts.

Inventory

There was no inventory at December 31, 2010. Consequently, there was no requirement for a reserve for excess or obsolete inventory.

Property and Equipment.

There was no property and equipment at December 31, 2010. Management intends to carry property and equipment at cost less accumulated depreciation and amortization. Depreciation will be computed using both the straight line and 200% declining balance method over the estimated useful lives of the assets. The cost of normal maintenance and repairs will be charged to expense as incurred. Significant expenditures that increase the useful life of an asset will be capitalized and depreciated over the estimated useful life of the asset.

There was no depreciation expense for the period ended December 31, 2010.

Intangible Assets

Intangible assets consist principally of intellectual properties such as regulatory product approvals and patents. Splint Decisions Inc. does not have any intangible assets. However, effective September 30, 2010, the Company entered into an Exclusive License Agreement for the “Total Splint System” (patent-pending), a multi-purpose, provisionally permanent chair-side splint system. At this time, the Company became the sole manufacturer and seller of this system.

SPLINT DECISIONS INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

We will recognize net product revenue when the earnings process is complete, as evidenced by an agreement with the customer, transfer of title, and acceptance, if applicable, as well as fixed pricing and probably collectability.

The Company will ship the majority of its product directly to dentists and receives substantially all payment for these sales in the form of credit card charges. Revenue from these product sales will be recognized when product is shipped. Sales revenue and estimated returns will be recorded when product is shipped. It is estimated that product returns will be negligible.

Shipping and Handling

Shipping and handling costs associated with freight out will be included in selling expenses. Shipping and handling fees charged to customers will be part of the product price, and included in sales revenue.

Research and Development Costs

The Company will expense all costs related to research and development activities as incurred. There were no research and development costs during the period ended December 31, 2010.

Income Taxes

Income taxes are provided in accordance with ASC 740, Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The company intends to file its income tax returns under Subchapter C of the Internal Revenue Code. The Company incurred no income tax liability during the period ended December 31, 2010.

Earnings per Share.

The Company intends to computes earnings (loss) per share in accordance with ASC 260, Earnings per Share. ASC 260 specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. The Company has adopted the provisions of ASC 260 effective September 21, 2010.

Basic earnings (loss) per share amounts are to be computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding. Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of dilutive items in the Company.

Start-up Cost

As required by the FASB ASC Subtopic 720-15, “Start-Up Costs”, start-up costs, including incorporation fees, are expensed as incurred.

SPLINT DECISIONS INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently Implemented Standards

ASC 105, Generally Accepted Accounting Principles ("ASC 105") (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board ("FASB") into a single source of authoritative generally accepted accounting principles ("GAAP") to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification ("ASC") carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed "non-authoritative".

ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of September 21, 2010. The implementation of this guidance changed the Company's references to GAAP authoritative guidance but did not impact the Company's financial position or results of operations.

ASC 855, Subsequent Events ("ASC 855") (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company's evaluation of its subsequent events. ASC 855 defines two types of subsequent events, "recognized" and "non-recognized". Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of December 31, 2010. The effect of implementing this guidance was not material to the Company's financial position or results of operations.

In August 2009, the FASB issued Accounting Standards Update No. 2009-05, “Measuring Liabilities at Fair Value,” (“ASU 2009-05”). ASU 2009-05 provides guidance on measuring the fair value of liabilities and is effective for the first interim or annual reporting period beginning after its issuance. The Company’s adoption of ASU 2009-05 did not have an effect on its disclosure of the fair value of its liabilities.

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) ("ASC Update No. 2009-12"). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

NOTE 3 -- LOANS PAYABLE – RELATED PARTIES

The Company is obligated under two short-term unsecured promissory notes at December 31, 2010, outlined as follows:

a.

A six percent promissory note payable to Tim Dixon. Interest is payable monthly on the 15th of each month, effective February 15, 2010. All principal and accrued interest is due on December 31, 2011.

b.

A six percent promissory note payable to TMD Courses. Interest to accrue monthly, but is not payable until December 31, 2011, the due date of the loan.

SPLINT DECISIONS INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010

NOTE 4 -- SHAREHOLDER’S EQUITY

The Company issued 1,000 shares of common stock for $2.00 on September 21, 2010.

Common Stock

The Company has 1,000 shares of Common Stock authorized with par value of $0.001. At December 31, 2010 Company has 1,000 shares issued and outstanding.

Additional Paid-in Capital

The shareholders have not contributed any paid in capital.

Distributions to Shareholder

The Company has not made any distributions to shareholders at this time.

NOTE 5 – COMMITMENTS

On September 30, 2010 the Company entered into the Exclusive License Agreement (the “Agreement”) with Boyd Research, Inc., which granted an exclusive license to a multi-diagnostic, multi-therapeutic, one-step mouthpiece system (patent pending). The term of the license will be the life of the eventual patents, and any renewals. The term of the license of the associated trademarks will continue indefinitely.

Compensation to the Boyd Research, Inc. is being negotiated. No payments have been made at this time.

NOTE 6 -- INCOME TAXES

As of December 31, 2010, the Company has estimated tax loss carry forwards for tax purpose of approximately $7,657, which expire by 2030. These amounts may be applied against future taxable income. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization has not been determined to be more likely than not to occur.

The actual income tax provisions differ from the expected amounts calculated by applying the statutory income tax rate to the Company’s loss before income taxes. The components of these differences are as follows:

Loss before income tax	$7,657
Statutory tax rate	34%
Expected recovery of income taxes at standard rates	2,603
Change in valuation allowance	(2,603)
Income tax provision	$-

Components of deferred tax assets:

Loss carry forward	$2,603
Less: valuation allowance	(2,603)
Net deferred tax asset	$-

The Company has no Provision for Income Taxes, since the Company incurred a loss for the period ended December 31. 2010.

NOTE 7 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2010 through the date whereupon the financial statements were available for issuance and has determined that there are no items to disclose.